DFA INVESTMENT DIMENSIONS GROUP INC.
U.S. Targeted Value Portfolio
U.S. Core Equity 2 Portfolio
U.S. Small Cap Portfolio

SUPPLEMENT TO THE Statutory Prospectus
OF EACH PORTFOLIO LISTED ABOVE

The purpose of this supplement to the Statutory Prospectus dated February 28, 2026, as amended, of the ETF class shares of the portfolios listed above (each, a “Portfolio” and collectively, the “Portfolios”), each a series of DFA Investment Dimensions Group Inc. (the “Fund”), is to notify shareholders of the following changes.

I.
The paragraph under the “Distribution-Distribution and Service (12B-1) FEES” section of the Prospectus is deleted in its entirety and replaced with the following:

The Board has adopted a distribution plan, sometimes known as a Rule 12b-1 plan, that allows a Portfolio’s ETF Class shares (excluding the ETF Class shares of the U.S. Targeted Value Portfolio, U.S. Core Equity 2 Portfolio and U.S. Small Cap Portfolio)  to pay distribution fees of up to 0.25% per year, to those who sell and distribute ETF Class shares of the Portfolio and provide other services to shareholders. However, the Board has determined not to authorize payment of a Rule 12b-1 plan fee at this time. Because these fees are paid out of the assets of the ETF Class shares of a Portfolio on an ongoing basis, to the extent that a fee is authorized, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

The date of this Supplement is July 16, 2026